UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549

                                    ----------

                                     FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 31, 2006

                                    GCI, INC.
              (Exact Name of Registrant as Specified in its Charter)

    Alaska                           0-5890                         91-1820757
---------------               ----------------------               ------------
(State or Other              (Commission File Number)             (IRS Employer
Jurisdiction of                                                   Identification
Incorporation)                                                        Number)

      2550 Denali Street Suite 1000 Anchorage, Alaska                 99503
   -----------------------------------------------------            --------
         (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (907) 868-5600


                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement.

On March 31, 2006, GCI, Inc., through its subsidiary GCI Communication Corp. ("Company") entered into an agreement to lease transponder capacity on PanAmSat Corporation's ("PanAmSat") Galaxy 18 Spacecraft that is expected to be launched during 2007. The Company will also lease capacity on the Horizons 1 Satellite, which is owned jointly by PanAmSat and JSAT International, Inc. The leased capacity is expected to replace the Company's existing transponder capacity on PanAmSat's Galaxy 10R satellite when it reaches its end of life.

The Company will lease, subject to a termination option, C-band and Ku-Band transponders over an expected term of approximately 14 years once the satellite is placed into commercial operation in its assigned orbital location, and the transponders meet specific performance specifications and are made available for the Company's use. The present value of the lease payments, excluding telemetry, tracking and command services and back-up protection, is expected to total $77 million to $82 million.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GCI, INC.
                                          ---------------------------
                                          (Registrant)

Date: April 6, 2006


                                          By /s/ John M. Lowber
                                             --------------------------------
                                          Name:  John M. Lowber
                                          Title: Secretary, Treasurer and
                                                 Director
                                                 (Principal Financial and
                                                 Accounting Officer)